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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2002

ISIS PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-19125	33-0336973
(Commission File No.)	(IRS Employer Identification No.)

2292 Faraday Avenue
Carlsbad, CA 92008
(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: (760) 931-9200

Item 5. Other Events.

        On November 6, 2002 we announced that we regained rights to ISIS 14803, in connection with the termination of our collaboration with Elan Corporation, plc. related to the HepaSense Ltd. joint venture. Additionally, we announced an agreement with Elan to amend the terms and extend our collaboration in the Orasense Ltd., joint venture through the end of 2002.

        HepaSense was focused on the clinical development of the antisense drug ISIS 14803 for patients with Hepatitis C. As part of the termination, all rights to ISIS 14803 have been returned to Isis, with a potential royalty due to HepaSense.

        Orasense is a joint venture to develop an oral delivery platform for antisense drugs, and to develop an oral formulation of ISIS 104838, an antisense inhibitor of TNF-alpha, for the treatment of rheumatoid arthritis. The collaboration will continue through the remainder of this year, with Isis and Elan contributing funding according to ownership, 80.1 percent and 19.9 percent, respectively. In 2003, Elan will have the option to extend or conclude its participation in the Orasense collaboration.

Item 7. Exhibits.

10.1	*	Amended and Restated License Agreement among Orasense Ltd, Isis Pharmaceuticals, Inc. and Elan Corporation, Plc. dated October 24, 2002.
10.2	*	Amended and Restated License Agreement among Orasense Ltd, Isis Pharmaceuticals, Inc. and Elan Corporation, Plc. dated October 24, 2002.
10.3	*
Amended and Restated Subscription, Joint Development and Operating Agreement among Elan Corporation, Plc., Elan International Services, Ltd., Isis Pharmaceuticals, Inc. and Orasense Ltd. dated October 24, 2002.
10.4	*	Termination Agreement among Elan Corporation, Plc., Elan Pharma International Limited, Elan International Services, Ltd., Isis Pharmaceuticals, Inc. and Hepasense Ltd. dated November 5, 2002.
99.1		Press Release dated November 6, 2002 regarding Elan Corporation, plc. and Isis Pharmaceuticals, Inc.

*
Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISIS PHARMACEUTICALS, INC.
Dated: November 18, 2002	By:	/s/ B. LYNNE PARSHALL B. LYNNE PARSHALL Executive Vice President, Chief Financial Officer and Director

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INDEX TO EXHIBITS

10.1*	Amended and Restated License Agreement among Orasense Ltd, Isis Pharmaceuticals, Inc. and Elan Corporation, Plc. dated October 24, 2002.
10.2*	Amended and Restated License Agreement among Orasense Ltd, Isis Pharmaceuticals, Inc. and Elan Corporation, Plc. dated October 24, 2002.
10.3*
Amended and Restated Subscription, Joint Development and Operating Agreement among Elan Corporation, Plc., Elan International Services, Ltd., Isis Pharmaceuticals, Inc. and Orasense Ltd. dated October 24, 2002.
10.4*	Termination Agreement among Elan Corporation, Plc., Elan Pharma International Limited, Elan International Services, Ltd., Isis Pharmaceuticals, Inc. and Hepasense Ltd. dated November 5, 2002.
99.1	Press Release dated November 6, 2002 regarding Elan Corporation, plc. and Isis Pharmaceuticals, Inc.

*
Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

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  Item 5. Other Events.
  Item 7. Exhibits.
SIGNATURE
INDEX TO EXHIBITS